AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON August
29, 2000

SECURITIES ACT FILE NO. 333-
INVESTMENT COMPANY ACT FILE NO. 811-

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[X]

PRE-EFFECTIVE AMENDMENT NO.                         [ ]
POST-EFFECTIVE AMENDMENT NO.                       [ ]
AND/OR
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                      [X]
AMENDMENT NO.                                [ ]
(Check appropriate box or boxes)

GRAHAM & CO. FUNDS INC.
(Exact name of Registrant as specified in charter)

1700 WEST KATELLA, 2ND FLOOR , ORANGE,  CA  92867
(Address of Principal Executive Offices)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (714) 628-
5200

GRAHAM & CO. FUNDS, INC. C/O
MDR RESIDENT AGENTS, INC.
343 N. CHARLES STREET
BALTIMORE, MARYLAND 21201
(Name and Address of Agent for Service)

Copies to:

Counsel for the Fund:
Gerald Wolfe, Esq.
LAW IN PROGRESS, APC
2102 Business Center Drive
Irvine, CA 92612
(949)253-5750
(949)253-5753 facsimile

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
As soon as practicable after the effective date of the Registration Statement.


TITLE OF SECURITIES BEING REGISTERED: Shares of Common Stock, par value $0.0001 per share.

	The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.




	SUBJECT TO COMPLETION

	PRELIMINARY PROSPECTUS DATED AUGUST 29, 2000


	Graham & Co. Funds, Inc.

THIS PROSPECTUS CONTAINS INFORMATION YOU SHOULD KNOW BEFORE
INVESTING, INCLUDING INFORMATION ABOUT RISKS. PLEASE READ IT
BEFORE YOU INVEST 	AND KEEP IT FOR FUTURE REFERENCE.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS
PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
OFFENSE.

	PROSPECTUS - AUGUST 29, 2000

THIS INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT USE THIS PROSPECTUS TO SELL SECURITIES UNTIL THE REGISTRATION STATEMENT CONTAINING THIS PROSPECTUS, WHICH HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.





Document dated AUGUST 29, 2000

[OUTSIDE FRONT COVER]

PROSPECTUS


AUGUST 29, 2000

THE GRAHAM GROWTH COVERED CALL FUND


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


TABLE OF CONTENTS

SUMMARY	6
WHAT IS THE FUND?	6
WHAT IS THE FUND'S PRIMARY GOAL?	6
WHAT IS THE FUND'S MAIN STRATEGY?	6
WHAT ARE THE FUND'S MAIN RISKS?	7
WHO MAY WANT TO INVEST IN THE FUND?	8
RISK/RETURN BAR CHART AND TABLE	8
FEES AND EXPENSES OF THE FUND	8
SHAREHOLDER FEES	8
ANNUAL FUND OPERATING EXPENSES	9
MAIN STRATEGY	10
OTHER STRATEGIES	11
MAIN RISKS	12
MANAGEMENT OF THE FUND	13
INVESTMENT ADVISER	13
PORTFOLIO MANAGER	14
DISTRIBUTION PLAN	14
YOUR INVESTMENT	14
HOW TO BUY SHARES	14
HOW TO SELL SHARES	18
TRANSACTION POLICIES	19
SHAREHOLDER SERVICES	21
DISTRIBUTIONS AND TAXES	22
ADDITIONAL INFORMATION	24
Shareholder Reports:	24
Statement of Additional Information (SAI):	24



THE GRAHAM & CO. GROWTH COVERED CALL FUND

SUMMARY
WHAT IS THE FUND?

The GRAHAM & CO. GROWTH COVERED CALL FUND (the "Fund") is the first of a diversified series of Graham & Co. Funds, Inc., an open-end management investment company, commonly known as a mutual fund.

WHAT IS THE FUND'S PRIMARY GOAL?

The Fund's primary goal is to maximize realized gains from writing covered options on some of the S&P 500 stocks. As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

WHAT IS THE FUND'S MAIN STRATEGY?

The Fund's main strategy is to purchase the common shares of a limited number of S&P 500 companies and to continually sell or "write" the related covered call options against substantially all the shares of stock it owns.

When the Fund purchases a stock, it simultaneously or at a later time determined by the manager, writes covered call options on the stock. The options written by the Fund are considered "covered" because the Fund owns the stock against which the options are written. As a result, the number of covered call options the Fund can write against any particular stock is limited by the number of shares of that stock the Fund holds.

To maximize premiums generated, Graham & Co. Funds, Inc. (the "Adviser") writes as many covered call options on the stocks the Fund owns as it sees fit for that time. The Adviser writes options of the duration and strike price which provide the Fund with the highest expected return. To assist the Adviser in selecting which companies to buy, the Adviser utilizes, as a guide the S&P 500 index.

The Options Clearing Corporation (the "OCC") sets option expiration dates and strike prices, which depend on the range of prices in the underlying stock's recent trading history. Option periods usually range from 30 days to 120 days but can have longer durations and when the range is one year or longer the option is generally called a LEAP. Strike prices are set below, equal to or above the current market price of the underlying stock. The premium the Fund receives for writing an option will depend on, among other things, the current market price of the underlying security, the relationship of the strike price to the market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

The Fund will typically hold no more than five hundred common stocks as tracked by the S&P 500 , though this number and common stock may fluctuate and not be necessarily included in the S&P 500, at the discretion of the Adviser. The issuers of stocks selected for investment by the Fund will be based on the S&P 500 index, having market capitalizations and other statistics representative of the S&P 500 and will tend to have most of the following characteristics:

?	Considered to be industry leaders
?	Have strong financial fundamentals
?	Are widely-held and have a high daily trading volume

The stocks selected will usually fall into the S&P 500 group of stocks.

The Adviser generally seeks over time to maintain a balance of the Fund's assets invested among the S&P 500. The specific companies may differ from the S&P 500 and may or may not be included in the Fund's portfolio.
WHAT ARE THE FUND'S MAIN RISKS?

As with any mutual fund, the value of the Fund's investments, and therefore the value of the Fund's shares, will fluctuate. If the net asset value of your shares declines below the price you paid, you will lose money. The performance of the Fund may also vary substantially from year to year. The principal risks associated with an investment in the Fund include:

Risks of investing in stocks:

?	stock market risk, or the risk that the price of the
securities owned by the Fund may fall due to changing economic, political or market conditions

?	selection risk, or the risk that the stocks selected by the
Fund will underperform the stock market as a whole or certain sectors of the stock market

?	risk of reduction in the amount of dividends a stock pays

Risks of writing covered call options:

?	risk of limiting gains on stocks in a rising market

?	risk of unanticipated exercise of the option

?	lack of liquid options market

?	decreases in option premiums, including but not limited to a flat or declining market

Other risks:

?	lack of liquidity in connection with purchases and sales of
portfolio securities

?	payment to the Adviser of brokerage commissions on stocks
and options

?	relatively higher cost of options trades

?	taxable income to the investor

?	forced liquidation of securities underlying the options

?	limited prior operating history of the Fund, and of the
Adviser as a fund adviser

?	adverse effects of year 2000 issues on the Fund

WHO MAY WANT TO INVEST IN THE FUND?

The Fund may be appropriate for you if you:

?	are seeking to maximize short-term capital gains and are
willing to assume more risk to increase the level of those gains

?	can accept the risks of investing in a portfolio of S&P 500
related common stocks and their related options

?	are seeking a disciplined and continual reinvestment of
premiums generated from writing options

?	can tolerate performance which can vary substantially from
year to year

?	are prepared to receive taxable distributions of income

?	have a longer-term investment horizon

YOU SHOULD NOT INVEST IN THIS FUND IF YOU ARE SEEKING PREDICTABLE
LEVELS OF INCOME OR ARE INVESTING FOR A SHORT PERIOD OF TIME.

RISK/RETURN TABLE

Although past performance of a fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in a mutual fund. Performance demonstrates how a mutual fund's returns have varied over time. The Fund is recently organized and therefore has no performance history. Once the Fund has performance for at least one calendar year, a Performance Table will be included in the prospectus. The Fund's annual returns will also be compared to the returns of a benchmark index, including the S&P 500.
FEES AND EXPENSES OF THE FUND

THE TABLES BELOW DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY
IF YOU BUY AND HOLD SHARES OF THE FUND.
SHAREHOLDER FEES

(fees paid directly from your investment):


Class A

Maximum Sales Charge (Load) imposed on Purchases (as a percentage of offering price)......4.75%*
Maximum Deferred Sales Charge (Load).....................     				None
Maximum Sales Charge (Load) imposed on Reinvested Dividends.. 			None
Redemption Fees (as a percentage of amount redeemed).........  				**

*Reduced to  2 3/4   for new accounts opened within the first
three months of the funds existence. .
**If you redeem your shares by wire transfer, the Fund's transfer agent charges a fee (currently $15.00) for each wire redemption. Purchases and redemptions not made directly through the Fund's principal distributor may be made through broker-dealers, financial advisors or other nominees who may charge a commission or other transaction fee for their services.
ANNUAL FUND OPERATING EXPENSES

(expenses that are deducted from Fund assets)

                                                           		Class

Management Fees ..................................	1.00
Distribution and Service (12b-1) Fees..	0.25
Other Expenses........................................ 	4%
                                                            	-
---
Total Annual Fund Operating Expenses...	 5.25%
                                                            		====

* "Other Expenses" are based on the estimated expenses that the Fund expects to incur in its initial fiscal year.
Expenses may be more in the first year due to the time associated with gathering assets.

EXAMPLE

This example is designed so that you may compare the cost of investing in the
Fund with the cost of investing in other mutual funds. The example assumes that:

?	YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS
INDICATED;

?	YOU REDEEM ALL OF YOUR SHARES AT THE END OF THE TIME
PERIODS;

?	YOUR INVESTMENT HAS A HYPOTHETICAL 5% RETURN EACH YEAR;

?	ALL DISTRIBUTIONS ARE REINVESTED; AND

?	THE FUND'S OPERATING EXPENSES REMAIN THE SAME.

Although your actual costs may be higher or lower, based on these assumptions your costs would be approximately:

                             1 YEAR                3 YEARS

Class A..................     $682                  $1207
MAIN STRATEGY

To generate option premiums, the Fund purchases certain common stocks from the S&P 500 or related growth companies and simultaneously or at a later time determined by the manager, writes covered call options on these stocks. As the options the Fund writes are exercised or expire, and the proceeds or underlying stock become available for reinvestment or re-write the covered calls, the Fund repeats the process. The fundamentals of selling covered call options are as follows:

The Fund Sells the Option

Selling a call option is selling the right to an option buyer to purchase a specified number of shares (normally 100 shares equals one option contract) from the Fund, at a specified price (the "strike price") on or before a specified date (the "expiration date"). The call option is covered because the Fund owns, and has segregated, the shares of stock on which the option is based. This eliminates certain risks associated with selling uncovered, or "naked" call options.

The Fund Collects a Premium

For the right to purchase the underlying stock, the buyer of a call option pays a "premium" to the Fund. The premium is paid at the time the option is sold, and is not refundable to the buyer, regardless of what happens to the stock price. The fund collects this money regardless.

If the Option is Exercised

The buyer of the option may elect to purchase the stock (exercise, or "call" the option) at the strike price at any time before the option expires. The Fund is then obligated to deliver the shares at that price. Options can be exercised on or before the expiration date if the market price of the stock exceeds the strike price of the option. Generally, if the strike price plus the option premium are higher than the price the Fund originally paid to purchase the stock, the Fund will realize a gain on the sale of the stock; if the strike price and premium are lower, the Fund will realize a loss. By selling a covered call option, the Fund foregoes the opportunity to benefit from an increase in price of the underlying stock above the strike price.

If the Option Expires

If the market price of the stock does not exceed the strike price, the call option will likely expire without being exercised. The Fund keeps the premium and the stock. The Fund then expects to sell new call options against those same shares of stock. This process is repeated until: a) an option is exercised, or b) the stock is sold because it no longer meets the Adviser's investment criteria, a corporate event such as a merger or reorganization has occurred or it is used to fund redemptions.

Other Features

The call options written by the Fund are listed for trading on one or more domestic securities exchanges and are issued by the OCC. If a dividend is declared on stock underlying a covered call option written by the Fund, the dividend is still paid to the Fund.

To decrease the risks of volatile or reduced premiums, the Adviser seeks to select underlying common stocks of the S&P 500 index which have high trading volumes and relatively stable prices and dividends in the Growth industry sector. To reduce stock selection risk, the companies the Adviser selects from the S&P 500 index generally are considered to be industry leaders and to have strong financial fundamentals.

To reduce transaction costs and to avoid realizing capital gains or losses on portfolio stocks, the Adviser seeks, when practical, to hold portfolio stocks and to enter into closing purchase transactions before call options the Fund writes are exercised. It may be impractical in certain circumstances to effect such closing purchase transactions in a timely or advantageous manner, for example, if the option is exercised unexpectedly or if the market for the option is illiquid.

TEMPORARY DEFENSIVE POSITION

The Fund may, from time to time, take a temporary defensive position that is inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. When the Fund takes a temporary defensive position, it may not achieve its stated investment objective. A principal defensive investment position would be the purchase of cash equivalents.

OTHER STRATEGIES

SECURED PUT OPTIONS

The Fund may also write secured put options either to earn additional option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value. Secured put option writing entails the Fund's sale of a put option to a third party for a premium and the Fund's concurrent deposit of liquid assets into a segregated account equal to the option's strike price and totaled shares involved. A put option gives the buyer the right to put (sell) the stock underlying the option to the Fund at the strike price at any time during a specified time period.

The Fund will only write secured put options in circumstances where it desires to acquire the security underlying the option at the strike price specified in the option and to earn additional option premium. Put options written by the Fund are listed for trading on one or more domestic securities exchanges and are issued by the OCC.

When the Fund writes secured put options, it bears the risk of loss if the value of the underlying stock declines below the strike price. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the current market price of the stock. While the Fund's gain on a put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks the entire loss in the value of the stock, potentially to zero.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

The Fund may invest in the securities of other investment companies, including money market mutual funds. In making such investments, the Fund seeks to acquire interests in portfolios of securities that are more diversified or with more specialized characteristics than in those that could be efficiently acquired directly by the Fund. By investing in shares of other investment companies, the Fund indirectly pays a portion of the operating expenses and brokerage costs of such companies as well as its own operating expenses.
MAIN RISKS

INVESTING IN EQUITY SECURITIES

Investing in equity securities includes the risks inherent in investing in stocks and the stock market generally. The value of securities in which the Fund invests, and therefore the Fund's net asset value, will fluctuate due to economic, political and market conditions. As with any mutual fund which invests in equity securities, there is also the risk that the securities or sectors selected by the Fund will underperform the stock market or certain sectors of the market or that the amount of any dividends paid on the securities will be reduced.

WRITING COVERED CALL OPTIONS

When the Fund writes covered call options, it foregoes the opportunity to benefit from an increase in the value of the underlying stock above the strike price, but continues to bear the risk of a decline in the value of the underlying stock. While the Fund receives a premium for writing the call option, the price the Fund realizes from the sale of the stock upon exercise of the option could be substantially below its prevailing market price. The purchaser of the call option may exercise the call at any time during the option period (the time between when the call is written and when it expires). Alternatively, if the value of the stock underlying the call option is below the strike price, the call is not likely to be exercised, and the Fund could have an unrealized loss on the stock, offset by the amount of the premium received by the Fund when it wrote the option.

There is no assurance that a liquid market will be available at all times for the Fund to write call options or to enter into closing purchase transactions. In addition, the premiums the Fund receives for writing call options may decrease as a result of a number of factors, including a reduction in interest rates generally, a decline in stock market volumes or a decrease in the price volatility of the underlying securities.

LACK OF LIQUIDITY

The Fund's investment strategy may result in a lack of liquidity in connection with purchases and sales of portfolio securities. Because the Adviser will seek generally to hold the underlying stocks in the Fund's portfolio, the Fund may be less likely to sell the existing stocks in its portfolio to take advantage of new investment opportunities, and the cash available to the Fund to purchase new stocks may consist primarily of proceeds received from the sale of new Fund shares.

BROKERAGE COMMISSIONS

It is anticipated that the Fund will place substantially all of its transactions, both in stocks and options, with the Adviser in its capacity as a broker-dealer. As the level of option writing increases, the level of commissions paid by the Fund to the Adviser increases. Because the Adviser receives compensation based on the amount of transactions completed, there is an incentive on the part of the Adviser to effect as many transactions as possible. While the Fund does not intend to trade the stocks in its portfolio actively, it is in the interest of the Fund to write as many options as possible, thereby maximizing the premiums it receives. In practice, the number of options written at any time will be limited to the value of the stocks and other assets in the Fund's portfolio used to cover or secure those options. Brokerage commissions are often greater in relation to options premiums than in relation to the price of the underlying stocks.

TAX CONSEQUENCES

The Fund expects to generate a high level of premiums. Income from these premiums is typically in the form of short-term capital gains and will usually be taxable as ordinary income to the investor. Because the Fund will have no control over the exercise of options, shareholder redemptions and corporate events (such as mergers or reorganizations), it may be forced to realize capital gains or losses at inopportune times.

LIMITED OPERATING HISTORY

The Fund has a limited operating history, as does the Adviser in its capacity as an investment adviser for a mutual fund.

YEAR 2000 ISSUES

Like all mutual funds, the Fund's operations depend heavily on the functioning of computer systems, including those used by its Adviser, custodian, fund accounting agent, and transfer agent. The failure of these computer systems to properly process data containing dates occurring after December 31, 1999 (the "Year 2000 problem") could adversely affect the Fund. While the Adviser and other service providers have advised the Fund that they are taking steps they believe are reasonably designed to address the Year 2000 problem, there is no assurance that these steps will be sufficient. In addition, there is no assurance that the Year 2000 problem will not have an adverse effect on the companies whose securities are held by the Fund or the securities markets and their participants generally.

MANAGEMENT OF THE FUND
INVESTMENT ADVISER

B.B. Graham & Co., Inc. serves as the investment adviser to the Fund and is responsible for the selection and ongoing monitoring of the securities in the Fund's investment portfolio and for the management of the Fund's business affairs. The Adviser is a registered investment adviser and broker-dealer that was established in 1997 by Bruce Edwin Graham, who is the principal shareholder. The Adviser offers brokerage personalized services to individual clients, trusts, corporations, and institutions using the same investment strategy that the Fund employs. The Adviser has not previously advised or managed a mutual fund. The Adviser's principal address is 1700 West Katella Avenue, 2nd floor, Orange CA 92867

The Fund pays the Adviser a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets. The Adviser reserves the right to terminate this undertaking at any time, in its sole discretion. Any waiver or reimbursement by the Adviser is subject to reimbursement by the Fund within the following three years, to the extent such reimbursement by the Fund would not cause total operating expenses to exceed any current expense limitation.
PORTFOLIO MANAGER

The primary portfolio manager for the Fund is Bruce Edwin Graham. Mr. Graham founded B.B. Graham & Co. in 1997 and currently serves as Chairman of the Board, President and Chief Executive Officer. With covered calls in mind Mr. Graham designed B.B. Graham & Co. to be a brokerage firm that not only had the desire but the ability to conduct specifically this type of trading. After meeting with great success Mr. Graham is now focusing his efforts on extending to the mutual fund market what he believes is the best way to trade. Previously, Mr. Graham was a Vice-president with Interfirst Capital, a Broker-Dealer, from 1995 to 1997. DISTRIBUTION PLAN

The Fund has, on behalf of the Class A shares, an adopted plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that allow the Fund to pay distribution and service fees for the sale and distribution of its shares and for services provided to shareholders. Because these fees are paid out of the Fund's assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost more than paying other types of sales charges.
YOUR INVESTMENT
HOW TO BUY SHARES

You can purchase shares of the Fund through broker-dealers, directly through the Adviser, or through the Automatic Investment Plan. Shares of the Fund are offered only to residents of states in which the shares are registered or qualified. No share certificates will be issued in connection with the purchase of Fund shares.

PURCHASE AMOUNTS

WITHIN THE FIRST 30 DAYS:

MINIMUM INITIAL INVESTMENT:      $100
MINIMUM ADDITIONAL INVESTMENTS: $100 ($25 if using the automatic investment plan)

MINIMUM INITIAL INVESTMENT:      $100
MINIMUM ADDITIONAL INVESTMENTS: $100 ($25 if using the automatic investment plan)

Classes

The Fund offers at this time only Class A shares.

Class A Shares

Sales of Class A shares of the Fund include a front-end sales charge (expressed as a percentage of the offering price) as shown in the following table:

                                                   Front-End
Sales Charge
                           --------------------------------------
-----------------
                                           	Approximate
                                 	Percentage of
	Percentage of        	Dealer
Amount of Transaction     	Offering Price     	Amount
Invested  	Concession
-----------------------------------------------------------------
-----------------

All amounts		4.75%             	 4.99%            	4.25%

Shares acquired as a result of reinvestment of distributions will not be subject to any sales charge. Class A shares are subject to a 12b-1 fee of 0.25%, payable to the Broker of Record.

The fund may pay a dealer concession to those selected dealers who have entered into an agreement with the fund. The dealer's concession may be changed from time to time. The fund may from time to time offer incentive compensation to dealers which sell shares of the Fund subject to sales charges, allowing such dealers to retain an additional portion of the sales charge. Currently, dealers receive the concession set forth in the table above, as well as the 12b-1 fee. On some occasions, such incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of the Fund during a specified period of time. A dealer who receives all or substantially all of the sales charge may be considered an "underwriter" under the Securities Act of 1933, as amended. All such sales charges are paid to the securities dealer involved in the trade, if any.

Reduced Sales Charges

The sales charge for purchases of Class A shares of the Fund may be reduced for a single purchaser through a Right of Accumulation or a Letter of Intent. To qualify for a reduced sales charge, you must notify your dealer, Graham & Co. Funds, Inc. or the Fund.

The term "single purchaser" refers to (i) an individual, (ii) an individual and spouse purchasing shares of the Fund for their own account or for trust or custodial accounts of their minor children, or (iii) a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans of a single employer.

Right of Accumulation

If you already hold Class A shares of the Fund, a reduced sales charge based on the sales charge schedule for Class A shares may apply to subsequent purchases. The sales charge on each additional purchase is determined by adding the current market value of the shares you currently own to the amount being invested. The reduced sales charge is applicable only to current purchases. It is your responsibility to notify Graham & Co. Funds, Inc. at the time of subsequent purchases that the purchase is eligible for the reduced sales charge under the Right of Accumulation. You must also give the account numbers of your accounts, and of those accounts held in the name of your spouse or for minor children, the age of such children and the specific relationship of each such person.

Letter of Intent

   You may qualify for a reduced sales charge immediately by signing a non-binding Letter of Intent stating your intention to invest during the next 13 months a specified amount which, if made at one time, would qualify for a reduced sales charge. The first investment cannot be made more than 90 days prior to the date of the Letter of Intent. Any redemptions made during the 13-month period will be subtracted from the amount of purchases in determining whether the Letter of Intent has been satisfied. During the term of the Letter of Intent, Graham & Co. Funds, Inc. will hold shares representing 5% of the indicated amount in escrow for payment of a higher sales charge if the full amount indicated in the Letter of Intent is not purchased. The escrowed shares will be released when the full amount indicated has been purchased. If the full amount indicated is not purchased within the 13-month period, your escrowed shares will be redeemed in an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge you would have had to pay on your aggregate purchases if the total of such purchases had been made at a single time. It is your responsibility to notify Graham & Co. Funds, Inc. at the time the Letter of Intent is submitted that there are prior purchases that may apply.

Sales at Net Asset Value

   The Fund may sell Class A shares at net asset value (i.e., without any initial sales charge) to certain categories of investors, including:(1) investment advisory clients of the Adviser or its affiliates; (2) officers and present or former Trustees/Directors of the Fund; directors and full-time employees of selected dealers or agents; the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative; if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (3) the Adviser and its affiliates and certain employee benefit plans for employees of the Adviser;
(4) employer sponsored qualified pension or profit-sharing plans (including Section 401(k) plans),custodial accounts maintained pursuant to Section 403(b)(7), retirement plans and individual retirement accounts (including individual retirement accounts to which simplified employee pension ("SEP") contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Adviser; (5) fee-based financial planners and registered investment advisors who are purchasing on behalf of their clients; (6) broker-dealers who have entered into selling agreements with the Adviser for their proprietary accounts; and (7) participants in no-transaction-fee programs of brokers that maintain an omnibus account with the Fund.

TO OPEN AN ACCOUNT

BY MAIL

- Complete the application.

- Mail the application and your check to:

Graham & Co. Funds
1700 W. Katella Ave
2nd Floor
Orange CA 92867

- Please make check payable to "Graham & Co. Growth Covered Call
Fund."

- Please make sure your check is for at least $100.

BY WIRE

- To make a same-day wire investment, call toll-free [ADS #] by 4:00 p.m. Eastern time. An account number will be assigned to you.

- Call your bank with instructions to transmit funds to:

[ADS address]

- Your bank may charge a wire fee. Please make sure your wire is for at least $1,000. Mail your completed application to Graham &
Co. Funds, Inc. at the address under "To Open an Account - By
Mail".

TO ADD TO AN ACCOUNT

BY MAIL

Fill out an investment slip from a previous confirmation and write your account number on your check. Mail the slip and your check to:

Graham & Co. Funds
1700 W. Katella Ave
2nd Floor
Orange CA 92867

- Please make check payable to "Graham & Co.Growth Covered Call
Fund."

- Please make sure your additional investment is for at least
$100.

BY WIRE

- Call toll-free [ADS number]. The wire must be received by 4:00 p.m. Eastern time for same day processing.

- Follow the instructions under "To Open an Account - By Wire."
Your bank may charge a wire fee. Please make sure your wire is for at least $1000.

Automatic Investment Plan

Once an account has been opened, you can make additional purchases of shares of the Fund through an automatic investment plan. The automatic investment plan provides a convenient method to have monies deducted directly from your bank account for investment in the Fund. You may authorize the automatic withdrawal of funds from your bank account for any amount. The Fund may alter, modify or terminate this plan at any time. To begin participating in this plan, please complete the Automatic Investment Plan Section found on the application or contact the Fund at [ADS number].

PURCHASE PRICE

Class A shares are sold at the offering price which is the NAV next determined after the request is received in good order plus a sales charge of up to 4.75%.

RIGHTS RESERVED BY THE FUND

The Fund reserves the right to:

?	reject any purchase order
?	suspend the offering of shares
?	vary the initial and subsequent investment minimums
?	waive the minimum investment requirement for any investor
HOW TO SELL SHARES

GENERAL

You may "redeem", that is, sell your shares on any day the New York Stock Exchange is open, either directly through the Adviser or through your broker-dealer. The price you receive will be the NAV next calculated after receipt of the request in good order by Graham & Co. Funds, Inc.

BY MAIL

To redeem your shares by mail, write a letter of instruction that includes:

	1) The name of the Fund,
	2) Your account number,
	3) The name(s) in which the account is registered,
	4) The class of shares and
	5) The dollar value or number of shares you wish to sell.
	6) Include all signatures and any additional documents that may be required.
	7) Mail your request to:

Graham & Co. Funds
1700 W. Katella Ave
2nd Floor
Orange CA 92867

         	8) A check will be mailed to the name(s) and address in which the account is registered within seven days.

BY TELEPHONE

Call toll-free [ADS number]. The proceeds will be paid to the registered owner: (1) by mail at the address on the account, or
(2) by wire to the bank account designated on the form. To use the telephone redemption privilege, you must have selected this service on your original account application or submitted a subsequent request in writing to add this service to your account. The Fund and Graham & Co. Funds, Inc. reserve the right to refuse any telephone transaction when they are unable to confirm to their satisfaction that a caller is the account owner or a person preauthorized by the account owner. Graham & Co. Funds, Inc. has established security procedures to prevent unauthorized account access. The telephone transaction privilege may be suspended, limited, modified or terminated at any time without prior notice by the Fund or Graham & Co. Funds, Inc.. Neither the Fund nor any of its service contractors will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine.

BY WIRE

In the case of redemption proceeds that are wired to a bank, the Fund will transmit the payment only on days that commercial banks are open for business and only to the bank and account previously authorized on your application or your signature-guaranteed letter of instruction. The Fund and Graham & Co. Funds, Inc. will not be responsible for any delays in wired redemption proceeds due to heavy wire traffic over the Federal Reserve System. The Fund reserves the right to refuse a wire redemption if it is believed advisable to do so. If you redeem your shares by wire transfer, Graham & Co. Funds, Inc. charges a fee (currently $15.00) for each wire redemption.

SELLING RECENTLY PURCHASED SHARES

If you wish to sell shares that were recently purchased by check, the Fund may delay mailing your redemption check for up to 15 business days after your redemption request to allow the purchase check to clear.

TRANSACTION POLICIES

TIMING OF PURCHASE OR SALE REQUESTS

All requests received in good order by Graham & Co. Funds, Inc. before the close of the New York Stock Exchange ("NYSE"), typically generally by 11:00 a.m. PST, will be executed the same day, at that day's NAV. Orders received after the close of the NYSE will be executed the following day, at that day's NAV. All investments must be in U.S. dollars. Purchase and redemption orders are executed only on days when the NYSE is open for trading. If the NYSE closes early, the deadlines for purchase and redemption orders will be accelerated to the earlier closing time.

STOCK EXCHANGE CLOSINGS

The NYSE is typically closed for trading on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday,
Memorial Day, Independence Day, Labor Day, Thanksgiving Day and
Christmas.

DETERMINATION OF NAV

The NAV for the Fund is calculated at the close of regular trading hours of the NYSE, which is normally 4:00 p.m. Eastern time. The Fund calculates NAV by adding up the total value of the Fund's investments and other assets, subtracting liabilities, and then dividing that figure by the number of the Fund's outstanding shares. The Fund's investments are valued based on market value, or where market quotations are not readily available, on fair value as determined in good faith by or at the direction of the Fund's Trustees/Directors.

INVESTMENTS THROUGH NOMINEES

If you invest through a nominee, such as a broker-dealer or financial advisor (rather than directly), the policies and fees may be different than those described here. Nominees may charge transaction fees and set different minimum investments or limitations on buying or selling shares. It is the responsibility of the nominee to promptly forward purchase or redemption orders and payments to the Fund. You will not be charged fees if you redeem Class A shares of the Fund directly through the Fund's principal distributor, B.B. Graham & Co. Inc.

REDEMPTION POLICIES

Payment for redemptions of Fund shares is usually made within one business day, but not later than seven calendar days after receipt of your redemption request, unless the check used to purchase the shares has not yet cleared. The Fund may suspend the right of redemption or postpone the date of payment for more than seven days during any period when (1) trading on the NYSE is restricted or the NYSE is closed for other than customary weekends and holidays, (2) the Securities and Exchange Commission ("SEC") has by order permitted such suspension for the protection of the Fund's shareholders, or (3) an emergency exists making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable. The Fund will automatically redeem shares if a purchase check is returned for insufficient funds. The Fund reserves the right to reject any third party check. The Fund reserves the right to make a "redemption in kind" payment in portfolio securities rather than cash if the amount you are redeeming is large enough to affect fund operations. Large redemptions are considered to exceed $250,000 or 1% of the Fund's assets.

ACCOUNT MINIMUM

It is suggested you keep at least $100 worth of shares in your account to keep the account open. If, after giving you thirty days prior written notice, your account value is still below $100 we may redeem your shares and send you a check for the redemption proceeds.

SIGNATURE GUARANTEES

The Fund may require additional documentation, or signature guarantees, on any redemption over $10,000 in value or for the redemption of corporate, partnership or fiduciary accounts, or for certain types of transfer requests or account registration changes. A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. Please call toll-free at [ADS number] for information on obtaining a signature guarantee.

OTHER DOCUMENTS

Additional documents may be required for purchases and redemptions when shares are registered in the name of a corporation, partnership, association, agent, fiduciary, trust, estate or other organization. For further information, please call Graham & Co. Funds, Inc. toll-free at [ADS number].

SHAREHOLDER SERVICES

TELEPHONE INFORMATION

         Your Account:     If you have questions about your
account, including purchases, redemptions and distributions, call
Graham & Co. Funds, Inc. from Monday through Friday, 9:00 a.m. to
5:00 p.m., Eastern time. Call toll-free [ADS number].

         The Fund:         If you have questions about the Fund,
call the Fund's telephone representatives Monday through Friday, 9:00 a.m. to 5:00 p.m., Pacific time. Call toll-free [ADS number].

ACCOUNT STATEMENTS

The Fund provides you with these helpful services and information about your account:

         -        a statement after every transaction;

         - an annual account statement reflecting all transactions for the year;

         -        tax information which will be mailed by January
31 of each year, a copy of which will also be filed with the Internal Revenue Service, if necessary; and

         -        financial statements with a summary of
portfolio composition and performance will be mailed at least once a year.

The Fund provides the above shareholder services without charge, but may charge for special services such as requests for historical transcripts of accounts.

INTEGRATED VOICE RESPONSE SYSTEM

You may obtain access to account information by calling toll-free
[number]. The system provides share price and price change information for the Fund and gives account balances and information on the most recent transactions and allows sales of shares.

SYSTEMATIC WITHDRAWAL PLAN

Once you have established an account with $5,000 or more, you may automatically receive funds from your account on a monthly, quarterly or semi-annual basis (minimum withdrawal of $100). Call toll-free at [ADS number] to request a form to start the Systematic Withdrawal Plan.

RETIREMENT PLANS

Shares of the Fund are available for purchase through individual retirement accounts ("IRAs") and other retirement plans. An IRA application and further details about the procedures to be followed by IRAs and other retirement plans are available by calling the Advisor toll-free at [ADS number].

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

The Fund passes along to your account your share of investment earnings in the form of dividends and distributions. The Fund will distribute at least annually any net realized long-term capital gains obtained through Fund investment transactions. The Fund will pay monthly distributions from net investment income and any net realized short-term capital gain. Net investment income consists of dividends and interest accrued on portfolio investments less accrued expenses.

Under limited circumstances, certain distributions from the Fund may be treated as a return of capital. If your distributions are reinvested, you are largely unaffected by such returns of capital. If you received your distributions in cash, a return of capital is equivalent to a partial redemption of your investment.

Unless you elect otherwise, all dividends and distributions paid by the Fund will be reinvested in additional shares of the Fund. They will be credited to your account in the Fund at the same NAV per share as would apply to cash purchases on the applicable dividend payment date. All distributions the Fund pays to you will be taxable when paid, regardless of whether they are taken in cash or reinvested in shares of the Fund. To change your dividend election, you must notify Graham & Co. Funds, Inc. in writing at least fifteen days prior to the applicable dividend record date.

TAXES

The Fund intends to qualify as a regulated investment company.
This status exempts the Fund from paying federal income tax on the income or capital gains it distributes to its shareholders.

Your investment in the Fund will be subject to the following tax consequences:

?	Dividends from net investment income and distributions from
short-term capital gains are taxable as ordinary income

?	Distributions from long-term capital gains, if any, are
taxable as long-term capital gain

?	Dividends and distributions may also be subject to state and local taxes

?	Certain dividends paid to you in January will be taxable as
if they had been paid the previous December

If you purchase shares shortly before a record date for a dividend or distribution, a portion of your investment will be returned as a taxable distribution.

The tax consequences of the Fund's distributions depends upon the length of time the Fund holds its assets. Due to the nature of the Fund's principal investment strategy, the Fund anticipates that a majority of its distributions will be in the form of ordinary income. The Fund may at times realize short-term capital gains on some portfolio securities, while at the same time seeking to avoid realizing losses on other securities held in the portfolio. As a result, the Fund's shareholders may receive taxable distributions from a net realized short-term capital gain at times when the Fund has unrealized losses in its portfolio which could have been used to offset such gain. Similarly, the Fund may at times continue to pay taxable distributions from a new realized short-term gain which could have been retained by the Fund and offset by a capital loss carryforward available to the Fund.

The Fund will generally realize short-term capital gain (or loss) on a closing purchase transaction with respect to a call or put previously written by the Fund if the premium, plus commission costs, paid to purchase the call or put is less (or greater) than the premium, less commission costs, received on the sale of the call or put. A short-term capital gain also will be realized if a call or put which the Fund has written lapses unexercised, because the Fund would retain the premium. If a call option which the Fund has written on any equity security is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Fund has written on an equity security is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise of the option.

You must provide the Fund with your correct taxpayer identification number and certify that you are not subject to backup withholding. If you do not, the Fund will be required to withhold 31% of your taxable distributions and redemptions.

After the end of each calendar year, you will receive a statement
(Form 1099) of the federal income tax status of the Fund's dividends and other distributions paid during the year. You should keep all of your Fund statements for accurate tax-accounting purposes.

You should consult your tax advisor concerning federal, state and local taxation of Fund dividends and distributions in your particular circumstances.

[OUTSIDE BACK COVER]

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTING AGENT
[ADS]

CUSTODIAN

B.B. Graham & Co, Inc.
1700 W. Katella Ave
2nd Floor
Orange CA 92867

COUNSEL
Gerald L. Wolfe, Esq.
Law In Progress, A Professional Corporation
2102 Business Center Drive
Irvine  Ca  92612

INDEPENDENT ACCOUNTANTS

[PRESENTLY UNKNOWN]

ADDITIONAL INFORMATION
Shareholder Reports:

Additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year will be included.
Statement of Additional Information (SAI):

The SAI contains additional information about the Fund. It is incorporated by reference into this prospectus.

To request a free copy of the current annual report, semi-annual report or SAI, or to request other information about the Fund, please write or call:

B.B. Graham & Co. Inc.                       	or
	[ADS ADDRESS]
1700 W. Katella Ave
2nd Floor
Orange CA 92867

Information about the Fund (including the SAI) may be obtained in person at the SEC's Public Reference Room in Washington, DC. Call
(800) SEC-0330 for information on the operation of the Public Reference Room. You may also request copies by mail by sending your request, along with a duplicating fee, to the SEC's Public Reference Room, Washington, DC 20549-6009. You may also visit the SEC's Internet site (www.sec.gov) to view reports and other information about the Fund.

The Fund's SEC file number: [number].




 To Learn More

SHAREHOLDER REPORTS

Additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the relevant market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You may obtain these reports at no cost by calling [ADS number].

If you hold your Fund shares through a brokerage account or directly at the Transfer Agent, you may receive only one copy of each shareholder report and certain other mailings regardless of the number of Fund accounts you have. If you prefer to receive separate shareholder reports for each account (or if you are receiving multiple copies and prefer to receive only one), call your financial consultant or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and brokerage or mutual fund account number. If you have any questions, please call your financial consultant or the Transfer Agent at [number].

STATEMENT OF ADDITIONAL INFORMATION

The Fund's Statement of Additional Information contains further information about the Fund and is incorporated by reference (legally considered to be part of this Prospectus). You may request a free copy by writing or calling the Fund at Graham & Co. Funds, Inc., 1700 W. Katella Ave., 2nd Floor, Orange CA 92867 or by calling (714) 628-5200.

Contact your financial consultant or the Fund at the telephone number or address indicated on the inside back cover of this Prospectus if you have any questions.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the public reference room. This information is also available on the SEC's Internet Site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS
PROSPECTUS. NO ONE IS AUTHORIZED TO PROVIDE YOU WITH INFORMATION
THAT IS DIFFERENT FROM THE INFORMATION IN THIS PROSPECTUS.



Graham & Co. Funds, Inc.

PROSPECTUS - August 29, 2000




	THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT
A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

SUBJECT TO COMPLETION

	PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION DATED August
29, 2000

STATEMENT OF ADDITIONAL INFORMATION

GRAHAM & CO. FUNDS, INC.

1700 W. Katella 2nd Floor Orange, CA 92867 - Phone 714-628-5200

The GRAHAM & CO. GROWTH COVERED CALL FUND (the "Fund") is the first of a diversified series of Graham & Co. Funds, Inc., an open-end management investment company, commonly known as a mutual fund.

The Fund's primary goal is to maximize realized gains from writing covered options on some of the S&P 500 stocks. As with any mutual fund, there is no guarantee that the Fund will achieve its goal. The Fund's main strategy is to purchase the common stocks of a limited number of S&P 500 companies and to continually sell or "write" the related covered call options against substantially all the shares of stock it owns.

To maximize premiums generated, Graham & Co. Funds, Inc. (the "Adviser") writes as many covered call options on the stocks the Fund owns as it sees fit for that time. The Adviser writes options of the duration and strike price which provide the Fund with the highest expected return. To assist the Adviser in selecting which companies to buy, the Adviser utilizes, as a guide, the S&P 500 index.

No assurance can be given that the investment objective of the Fund will be realized. For more information on the Fund's investment objective and policies, see Prospectus.

	At the present time, The Fund offers one class of shares, each with a combination of sales charges, ongoing fees and other features. See "Purchase of Shares."

	This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Fund, dated August 29, 2000 (the "Prospectus"), which has been filed with the Securities and Exchange Commission (the
"Commission") and can be obtained, without charge, by calling
[number] or your financial consultant, or by writing to the address listed above. The Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information is incorporated by reference into the Prospectus.


Graham & Co. Funds, Inc. -- MANAGER
B.B. Graham & Co., Inc. -- DISTRIBUTOR


	The date of this Statement of Additional Information is August
29, 2000


TABLE OF CONTENTS

INVESTMENT OBJECTIVE AND POLICIES	3
GROWTH SECURITIES	3
DERIVATIVES	3
OTHER INVESTMENT POLICIES AND PRACTICES	7
INVESTMENT RESTRICTIONS	9
PORTFOLIO TURNOVER	12
MANAGEMENT OF THE FUND	12
DIRECTORS AND OFFICERS	13
COMPENSATION OF DIRECTORS	13
MANAGEMENT AND ADVISORY ARRANGEMENTS	13
CODE OF ETHICS	14
PURCHASE OF SHARES	15
INITIAL SALES CHARGE MODEL -- CLASS A SHARES	15
REDUCED INITIAL SALES CHARGES	16
DISTRIBUTION PLANS	16
REDEMPTION OF SHARES	17
REDEMPTION	18
REPURCHASE	18
REINSTATEMENT PRIVILEGE -- CLASS A SHARES	19
PRICING OF SHARES	19
DETERMINATION OF NET ASSET VALUE	19
PORTFOLIO TRANSACTIONS AND BROKERAGE	20
TRANSACTIONS IN PORTFOLIO SECURITIES	20
DIVIDENDS AND TAXES	23
DIVIDENDS	23
TAXES	24
TAX TREATMENT OF OPTIONS, FUTURES AND FORWARD FOREIGN EXCHANGE
TRANSACTIONS	25
PERFORMANCE DATA	26
GENERAL INFORMATION	27
DESCRIPTION OF SHARES	27
COMPUTATION OF OFFERING PRICE PER SHARE	28
INDEPENDENT AUDITORS	28
CUSTODIAN	28
TRANSFER AGENT	29
LEGAL COUNSEL	29
REPORTS TO SHAREHOLDERS	29
SHAREHOLDER INQUIRIES	29
ADDITIONAL INFORMATION	29
INDEPENDENT AUDITORS' REPORT	29





INVESTMENT OBJECTIVE AND POLICIES

	The investment objective of the Fund is to seek long-term capital appreciation. The Fund, a diversified fund, tries to achieve its investment objective by investing primarily in the common shares of the S&P 500 family of companies and then writing covered calls on such companies. Fund management begins its investment process by creating a universe of rapidly growing companies that possess certain growth characteristics. That universe is continually updated. Fund management then ranks each company within its universe by using research models that focus on growth characteristics such as positive earnings surprises, upward earnings estimate revisions, accelerating sales and earnings growth and the companies cooperation with various technical indicators. Finally, using its own basic fundamental research and a bottom-up approach to investing, fund management evaluates the quality of each company. Fund management believes that this disciplined investment process enables it to construct a portfolio of investments with strong growth characteristics. The Fund is classified as a diversified fund under the Investment Company Act of 1940, as amended (the "Investment Company Act").

	There can be no assurance that the investment objective of the Fund will be realized. The investment objective of the Fund is a fundamental policy of the Fund and may not be changed without the approval of a majority of the Fund's outstanding voting securities as defined in the Investment Company Act. Reference is made to the discussion under "How the Fund Invests" and "Investment Risks" in the Prospectus for information with respect to the Fund's investment objective and policies.

	Investment emphasis is placed on equities in the S&P 500 and using covered calls Normally, the Fund will invest in the common stocks of not less than 5 companies. The Fund may invest in companies of any size but emphasizes equity securities of companies having stock market capitalizations in line and comparable to companies in the S&P 500.

	The Fund may hold assets in cash or cash equivalents and investment grade, short term securities, including money market securities, in such proportions as, in the opinion of Fund management, prevailing market or economic conditions warrant or for temporary defensive purposes.

GROWTH SECURITIES

	As set forth this Prospectus and the Statement of Additional Information, the investment objective of the Fund is to seek long-term capital appreciation and income from writing covered calls. The Fund, a diversified fund, tries to achieve its investment objective by investing primarily in common stocks of S&P 500 representative companies that Fund management believes have strong earnings growth and capital appreciation potential. These "growth securities" may be particularly sensitive to changes in earnings or interest rate increases because they typically have higher price-earnings ratios. Moreover, the growth securities held by the Fund may never reach what Fund management believes their full value to be and may even go down in price.

DERIVATIVES

	The Fund may use instruments referred to as "Derivatives." Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil) or an index (a measure of value or rates, such as the Standard & Poor's 500 Index or the prime lending rate). Derivatives allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments.

	Hedging. The Fund may use Derivatives for hedging purposes. Hedging is a strategy in which a Derivative is used to offset the risk that other Fund holdings may decrease in value. Losses on the other investment may be substantially reduced by gains on a Derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains if the market moves in a different manner than anticipated by the Fund investing in the Derivative or if the cost of the Derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the Derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced. The Fund is not required to use hedging and may choose not to do so.

	The Fund may use the following types of derivative instruments and trading strategies:

Indexed Securities

	The Fund may invest in securities the potential return of which is based on an index. As an illustration, the Fund may invest in a debt security that pays interest based on the current value of an interest rate index, such as the prime rate. The Fund may also invest in a debt security which returns principal at maturity based on the level of a securities index or a basket of securities, or based on the relative changes of two indices. Indexed securities involve credit risk, and certain indexed securities may involve leverage risk, liquidity risk, and currency risk. The Fund may invest in indexed securities for hedging purposes only. When used for hedging purposes, indexed securities involve correlation risk.

Options on Securities and Securities Indices

	Purchasing Put Options. The Fund may purchase put options on securities held in its portfolio or on securities or interest rate indices which are correlated with securities held in its portfolio. When the Fund purchases a put option in consideration for an up front payment (the "option premium"), the Fund acquires a right to sell to another party specified securities owned by the Fund at a specified price (the "strike price") on or before a specified date (the "expiration date"), in the case of an option on securities, or to receive from another party a payment based on the amount a specified securities index declines below a specified level on or before the expiration date, in the case of an option on a securities index. The purchase of a put option limits the Fund's risk of loss in the event of a decline in the market value of the portfolio holdings underlying the put option prior to the option's expiration date.
If the market value of the portfolio holdings associated with the put option increases rather than decreases, however, the Fund will lose the option premium and will consequently realize a lower return on the portfolio holdings than would have been realized without the purchase of the put. Purchasing a put option may involve correlation risk, and may also involve liquidity and credit risk.

	Purchasing Call Options. The Fund also may purchase call options on securities it intends to purchase or securities or interest rate indices, which are correlated with the types of securities it intends to purchase. When the Fund purchases a call option in consideration for the option premium, the Fund acquires a right to purchase from another party specified securities at the strike price on or before the expiration date, in the case of an option on securities, or to receive from another party a payment based on the amount a specified securities index increases beyond a specified level on or before the expiration date, in the case of an option on a securities index. The purchase of a call option may protect the Fund from having to pay more for a security as a consequence of increases in the market value for the security during a period when the Fund is contemplating its purchase, in the case of an option on a security, or attempting to identify specific securities in which to invest in a market the Fund believes to be attractive, in the case of an option on an index (an "anticipatory hedge"). In the event the Fund determines not to purchase a security underlying a call option, however, the Fund may lose the entire option premium. Purchasing a call option involves correlation risk, and may also involve liquidity and credit risk.

	The Fund also is authorized to purchase put or call options in connection with closing out put or call options it has previously sold.

	Writing Call Options. The Fund's main investment purpose is to write (i.e., sell) call options on securities held in its portfolio or securities indices the performance of which correlates with securities held in its portfolio. When the Fund writes a call option, in return for an option premium, the Fund gives another party the right to buy specified securities owned by the Fund at the strike price on or before the expiration date, in the case of an option on securities, or agrees to pay to another party an amount based on any gain in a specified securities index beyond a specified level on or before the expiration date, in the case of an option on a securities index.
The Fund may write call options to earn income, through the receipt of option premiums. In the event the party to which the Fund has written an option fails to exercise its rights under the option because the value of the underlying securities is less than the exercise price, the Fund will partially offset any decline in the value of the underlying securities through the receipt of the option premium. By writing a call option, however, the Fund limits its ability to sell the underlying securities and gives up the opportunity to profit from any increase in the value of the underlying securities beyond the strike price, while the option remains outstanding. Writing a call option may involve correlation risk.

	Secured Put Options. The Fund may also write secured put options either to earn additional option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value. Secured put option writing entails the Fund's sale of a put option to a third party for a premium and the Fund's concurrent deposit of liquid assets into a segregated account equal to the option's exercise price. A put option gives the buyer the right to put (sell) the stock underlying the option to the Fund at the exercise price at any time during a specified time period.

The Fund will only write secured put options in circumstances where it desires to acquire the security underlying the option at the exercise price specified in the option. Put options written by the Fund are listed for trading on one or more domestic securities exchanges and are issued by the OCC.

When the Fund writes secured put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price significantly greater than the current market price of the stock. While the Fund's gain on a put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks the entire loss in the value of the stock, potentially to zero.

Investments In Other Investment Companies: The Fund may invest in the securities of other investment companies, including money market mutual funds. In making such investments, the Fund seeks to acquire interests in portfolios of securities that are more diversified or with more specialized characteristics than in those that could be efficiently acquired directly by the Fund. By investing in shares of other investment companies, the Fund indirectly pays a portion of the operating expenses and brokerage costs of such companies as well as its own operating expenses.

	The Fund also is authorized to sell call or put options in connection with closing out call or put options it has previously purchased.

	Other than with respect to closing transactions, the Fund will only write call or put options that are "covered." A call or put option will be considered covered if the Fund has segregated assets with respect to such option in the manner described in "Risk Factors in Derivatives" below. A call option will also be considered covered if the Fund owns the securities it would be required to deliver upon exercise of the option (or, in the case of an option on a securities index, securities which substantially correlate with the performance of such index) or owns a call option, warrant or convertible instrument which is immediately exercisable for, or convertible into, such security.

	Types of Options. The Fund may engage in transactions in options on securities or securities indices on exchanges and in the over-the-counter ("OTC") markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties' obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk. See "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives" below.

Risk Factors in Derivatives

	Derivatives are volatile and involve significant risks, including:

	Credit risk -- the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

	Currency risk -- the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S.
dollar terms) of an investment.

	Leverage risk -- the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investment) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

	Liquidity risk -- the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

	Use of Derivatives for hedging purposes involves correlation risk. If the value of the Derivative moves more or less than the value of the hedged instruments, the Fund will experience a gain or loss that will not be completely offset by movements in the value of the hedged instruments.

	The Fund intends to enter into transactions involving Derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives." However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a Derivative or the Fund will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a Derivative without incurring substantial losses, if at all.

	Certain transactions in Derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose the Fund to potential losses, which exceed the amount originally invested by the Fund. When the Fund engages in such a transaction, the Fund will deposit in a segregated account at its custodian liquid securities with a value at least equal to the Fund's exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Securities and Exchange Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund's exposure to loss.

Additional Risk Factors of OTC Transactions; Limitations on the
Use of OTC Derivatives

	Certain Derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The Fund will therefore acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Manager anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer's quotation may be used.

	Because Derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparty, the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations.
The Fund will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in Derivatives traded in OTC markets only with financial institutions which have substantial capital or which have provided the Fund with a third-party guaranty or other credit enhancement.

OTHER INVESTMENT POLICIES AND PRACTICES

	Temporary Investments. The Fund reserves the right, as a temporary defensive measure, and without limitation, to hold in excess of 35% of its total assets in cash or cash equivalents and investment grade, short term securities including money market securities ("Temporary Investments"). Under certain adverse investment conditions, the Fund may restrict the markets in which its assets will be invested and may increase the proportion of assets invested in Temporary Investments. Investments made for defensive purposes will be maintained only during periods in which the Manager determines that economic or financial conditions are adverse for holding or being fully invested in equity securities. A portion of the Fund normally will be held in Temporary Investments in anticipation of investment in equity securities or to provide for possible redemptions.

	Illiquid or Restricted Securities. The Fund may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments.
Investment of the Fund's assets in illiquid securities may restrict the ability of the Fund to dispose of such investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund's operations require cash, such as when the Fund redeems shares or pays dividends, which could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.

	The Fund may invest in securities that are "restricted securities". Restricted securities have contractual or legal restrictions on their resale and include "private placement" securities that the Fund may buy directly from the issuer. Restricted securities may be sold in private placement transactions between issuers and the purchasers and may be neither listed on an exchange nor traded in other established markets. Privately placed securities may or may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund's investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material nonpublic information which may restrict the Fund's ability to conduct portfolio transactions in such securities.

	144A Securities. The Fund may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act. The Board has determined to treat as liquid Rule 144A securities that are either freely tradable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the Fund's Board of Directors. The Board of Directors has adopted guidelines and delegated to the Manager the daily function of determining and monitoring liquidity of restricted securities. The Board of Directors, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will continue to develop, the Board will carefully monitor the Fund's investments in these securities. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

	When Issued Securities and Delayed Delivery Transactions. The Fund may purchase or sell securities on a delayed delivery basis or a when-issued basis at fixed purchase terms. These transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future. The purchase will be recorded on the date the Fund enters into the commitment and the value of the obligation will thereafter be reflected in the calculation of the Fund's net asset value. The value of the obligation on the delivery date may be more or less than its purchase price. A separate account of the Fund may be established with its custodian consisting of liquid securities having a market value at all times at least equal to the amount of the forward commitment.

	Repurchase Agreements and Purchase and Sale Contracts. The Fund may invest in securities pursuant to repurchase agreements or purchase and sale contracts. Repurchase agreements and purchase and sale contracts may be entered into only with financial institutions which (i) have, in the opinion of Fund management, substantial capital relative to the Fund's exposure, or (ii) have provided the Fund with a third-party guaranty or other credit enhancement. Under a repurchase agreement or a purchase and sale contract, the seller agrees, upon entering into the contract with the Fund, to repurchase the security at a mutually agreed-upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period although it may be affected by currency fluctuations. In the case of repurchase agreements, the price at which the trades are conducted do not reflect accrued interest on the underlying obligation; whereas, in the case of purchase and sale contracts, the prices take into account accrued interest. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, as a purchaser, the Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement; the Fund does not have the right to seek additional collateral in the case of purchase and sale contracts. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. A purchase and sale contract differs from a repurchase agreement in that the contract arrangements stipulate that the securities are owned by the Fund. In the event of a default under such a repurchase agreement or under a purchase and sale contract, instead of the contractual fixed rate, the rate of return to the Fund shall be dependent upon intervening fluctuations of the market value of such securities and the accrued interest on the securities. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. While the substance of purchase and sale contracts is similar to repurchase agreements, because of the different treatment with respect to accrued interest and additional collateral, Fund management believes that purchase and sale contracts are not repurchase agreements as such term is understood in the banking and brokerage community. The Fund may not invest more than 15% of its net assets in repurchase agreements or purchase and sale contracts maturing in more than seven days together with all other illiquid investments.

	Securities Lending. Subject to the investment restrictions set forth in the Prospectus and herein, the Fund may, from time to time, lend securities from its portfolio to approved borrowers and receive therefor collateral in cash or securities issued or guaranteed by the United States Government. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The purpose of such loans is to permit the borrower to use such securities for delivery to purchasers when such borrower has sold short. If cash collateral is received by the Fund, it is invested in short-term money market securities, and a portion of the yield received in respect of such investment is retained by the Fund. Alternatively, if securities are delivered to the Fund as collateral, the Fund and the borrower negotiate a rate for the loaned premium to be received by the Fund for lending its portfolio securities. In either event, the total yield on the Fund's portfolio is increased by loans of its portfolio securities. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. Such loans are terminable at any time, and the borrower, after notice, will be required to return borrowed securities within five business days. The Fund may pay reasonable finder's, administrative and custodial fees in connection with such loans. With respect to the lending of portfolio securities, there is the risk of failure by the borrower to return the securities involved in such transactions.

	Suitability. The economic benefit of an investment in the Fund depends upon many factors beyond the control of the Fund, the Manager and its affiliates. The Fund should be considered a vehicle for diversification and not as a balanced investment program. The suitability for any particular investor of a purchase of shares in the Fund will depend on, among other things, such investor's investment objectives and such investor's ability to accept the risks associated with investing in securities, including the risk of loss of principal.

INVESTMENT RESTRICTIONS

	The Fund has adopted the following restrictions and policies relating to the investment of the Fund's assets and its activities. The fundamental restrictions set forth below may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). Unless otherwise provided, all references to the Fund's assets below are in terms of current market value. Provided that none of the following restrictions shall prevent the Fund from investing all of its assets in shares of another registered investment company with the same investment objective (in a master/feeder structure), the Fund may not:

	1. Invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S.
Government and its agencies and instrumentalities).

	2. Make investments for the purpose of exercising control or management. Investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management.

	3. Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

	4. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in governmental obligations, commercial paper, pass-through instruments, certificates of deposit, bankers' acceptances, repurchase agreements, purchase and sale contracts or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time.

	5. Issue senior securities to the extent such issuance would violate applicable law.

	6. Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed),
(ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

	7. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act") in selling portfolio securities.

	8. Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund's Prospectus and this Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

	In addition, the Fund has adopted non-fundamental restrictions that may be changed by the Board of Directors of the Fund without shareholder approval. Like the fundamental restrictions, none of the non-fundamental restrictions, including but not limited to restriction (a) below, shall prevent the Fund from investing all of its assets in shares of another registered investment company with the same investment objective (in a master/feeder structure). Under the non-fundamental investment restrictions, the Fund may not:

	a. Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the "fund of funds" provisions) of the Investment Company Act, at any time its shares are owned by another investment company that is part of the same group of investment companies as the Fund.

	b. Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The
Fund currently does not intend to engage in short sales, except short sales "against the box."

	c. Invest in securities that cannot be readily resold because of legal or contractual restrictions or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its net assets would be invested in such securities. This restriction shall not apply to securities that mature within seven days or securities that the Directors of the Fund have otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act (which are restricted securities that can be resold to qualified institutional buyers, but not to the general public) and determined to be liquid by the Board of Directors of the Fund are not subject to the limitations set forth in this investment restriction.

	d. Notwithstanding fundamental investment restriction (6) above, borrow money or pledge its assets, except that the Fund
(a) may borrow from a bank as a temporary measure for extraordinary or emergency purposes or to meet redemption in amounts not exceeding 33 1/3% (taken at market value) of its total assets and pledge its assets to secure such borrowing, (b) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (c) may purchase securities on margin to the extent permitted by applicable law. However, at the present time, applicable law prohibits the Fund from purchasing securities on margin. The deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts or options transactions is not considered to be the purchase of a security on margin. The purchase of securities while a borrowing is outstanding will have the effect of leveraging the Fund. Such leveraging or borrowing increases the Fund's exposure to capital risk and borrowed funds are subject to interest costs which will reduce net income. The Fund will not purchase securities while borrowing exceeds 5% of its total assets.

	The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an investment policy pursuant to which the Fund will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of the market value of OTC options currently outstanding that are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding that were sold by the Fund and margin deposits on the Fund's existing OTC options on financial futures contracts exceeds 15% of the net assets of the Fund, taken at market value, together with all other assets of the Fund that are illiquid or are not otherwise readily marketable. However, if the OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealers is typically a formula price that is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money." This policy as to OTC options is not a fundamental policy of the Fund and may be amended by the Board of Directors of the Fund without the approval of the Fund's shareholders. However, the Directors will not change or modify this policy prior to the change or modification by the Commission staff of its position.

	In addition, as a non-fundamental policy that may be changed by the Board of Directors and to the extent required by the Commission or its staff, the Fund will, for purposes of fundamental investment restrictions (1) and (2), treat securities issued or guaranteed by the government of any one foreign country as the obligations of a single issuer.

	As another non-fundamental policy, the Fund will not invest in securities that are (a) subject to material legal restrictions on repatriation of assets or (b) cannot be readily resold because of legal or contractual restrictions or which are not otherwise readily marketable, including repurchase agreements and purchase and sales contracts maturing in more than seven days, if, regarding all such securities, more than 15% of its net assets, taken at market value would be invested in such securities.

Diversified Status

	The Fund is classified as diversified within the meaning of the Investment Company Act, which means that the Fund is limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. The Fund's investments are limited, however, in order to allow the Fund to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). See "Dividends and Taxes -- Taxes." To qualify as a regulated investment company under the Code, the Fund complies with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer. A fund that elects to be classified as "diversified" under the Investment Company Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets. A diversified company tends to temper results of changes in the financial condition or in the market's assessment of the issuers, and the Fund may be less susceptible to any single economic, political or regulatory occurrence than a non-diversified investment company.

PORTFOLIO TURNOVER

	The Fund may purchase securities for short-term trading profits. However, the Fund may dispose of securities without regard to the time they have been held when such actions, for defensive or other reasons, appear advisable to the Manager in light of a change in circumstances in general market, economic or financial conditions. As a result of its investment policies, the Fund may engage in a substantial number of portfolio transactions. Accordingly, while the Fund anticipates that its annual portfolio turnover rate should not exceed 100% under normal conditions, it is impossible to predict portfolio turnover rates. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. A high portfolio turnover rate involves certain tax consequences and correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne by the Fund.

MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

	The Directors of the Fund consist of five individuals, three of whom are not "interested persons" of the Fund as defined in the Investment Company Act. The Directors of the Fund are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act. Information about the Directors and executive officers of the Fund, their ages and their principal occupations for at least the last five years are set forth below. Unless otherwise noted, the address of each executive officer and Director is 1700 W. Katella 2nd
Floor  Orange, CA 92867.

	Bruce Edwin Graham (27) (1) - President, Manager and
Director (1) (2)-- President, Founder, CEO and Chairman of the
Board of BB Graham & Co., a bonafied brokerage firm. Fund manager for the Graham & Co. Covered Call Strategy.

William Louis Graham (55) - Director - Controller of BB
Graham & Co. His background is project management in aeronautical engineering.

Dennis James Hastings (37) - Director - President, CEO and
Founder of iDirect Marketing and a client of BB Graham & Co.
His specialty is in marketing and advertising

David Louis Thompson (38) - Director - Sales manager for BB
Graham & Co. He is in charge day to day trading operations for BB Graham & Co. Moreover, he is intimately familiar with the Graham & Co. Covered Call Strategy.

Gerald Wolfe, Esq. (30) (1) - General Counsel and Director
- President, CEO, Founder, of Law In Progress, A Professional
Law Corporation since 1996 and a client of B. B. Graham & Co

(1) Interested person, as defined in the Investment Company Act, of the Fund.

COMPENSATION OF DIRECTORS

	As of the date of this Statement of Additional Information, each interested Director receives no cash compensation for service to the Fund. As of the date of this Statement of Additional Information, each non-interested Director receives no compensation whatsoever for his or her services.

	The Directors of the Fund may be eligible for reduced sales charges on purchased shares. See "Reduced Initial Sales Charges
-- Purchase Privileges of Certain Persons."

MANAGEMENT AND ADVISORY ARRANGEMENTS

	Management Services and Management Fee. The Fund invests directly in portfolio securities and requires investment advisory services. The Fund has entered into an investment management agreement with Bruce Edwin Graham, as Manager (the "Management Agreement"). As discussed in "The Management -- Fund Asset Management" in the Prospectus, the Manager receives monthly compensation at the annual rate of 1% of the average daily net assets of the Fund for its services to the Fund.

	Payment of Fund Expenses. The Fund pays, or causes an affiliate to pay, all other expenses incurred in the operation of the Fund (except to the extent paid by the Distributor, (the "Distributor"), including, among other things, taxes, expenses for legal and auditing services, costs of printing proxies, shareholder reports and prospectuses and statements of additional information, charges of the custodian, any sub-custodian and the transfer agent, expenses of redemption of shares, Commission fees, expenses of registering the shares under federal, state or non-U.S. laws, fees and actual out-of-pocket expenses of Directors who are not affiliated persons of the Manager, or of an affiliate of the Manager, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund. The Distributor will pay certain of the promotional expenses of the Fund incurred in connection with the offering of its shares. Certain expenses will be financed by the Fund pursuant to distribution plans in compliance with Rule 12b-1 under the Investment Company Act. Accounting services are provided to the Fund by the Manager, and the Fund reimburses the Manager for its costs in connection with such services.

	Organization of the Manager. Bruce Edwin Graham as manager, is a "controlling persons" as defined under the Investment
Company Act because of his ownership of his voting and his power to exercise a controlling influence over the management or policies of the Fund.

	Duration and Termination. Unless earlier terminated as described below, the Management Agreement will remain in effect for two years from its effective date. Thereafter, it will remain in effect from year to year if approved annually (a) by the Board of Directors or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

	Transfer Agency Services.  [ADS INFO]

	Distribution Expenses. The Fund has entered into separate distribution agreements with the Distributor in connection with the continuous offering of each class of shares of the Fund (the "Distribution Agreements"). The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provisions as the Management Agreement described above.

CODE OF ETHICS

	The Board of Directors of the Fund each have adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act that incorporates the Code of Ethics of the Manager (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Manager and, as described below, impose additional, more onerous, restrictions on fund investment personnel.

	The Codes require that all employees of the Manager pre-clear any personal securities investment (with limited exceptions, such as government securities). The pre-clearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Manager include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Manager. Furthermore, the Codes provide for trading "blackout periods" that prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).

PURCHASE OF SHARES

	Reference is made to "Account Choices -- How to Buy, Sell, Transfer and Exchange Shares" in the Prospectus for certain information as to the purchase of Fund shares.

	The Fund issues one class of shares. These shares are sold to investors using the initial sales charge model.

	The Fund offers its shares at a public offering price equal to the next determined net asset value per share plus any sales charge applicable to the class of shares selected by the investor. The applicable offering price for purchase orders is based upon the net asset value of the Fund next determined after receipt of the purchase order by the Distributor. As to purchase orders received by securities dealers prior to the close of business on the New York Stock Exchange (the "NYSE") (generally
4:00 p.m., Eastern time) which includes orders received after the determination of net asset value on the previous day, the applicable offering price will be based on the net asset value on the day the order is placed with the Distributor, provided that the orders are received by the Distributor prior to 30 minutes after the close of business on the NYSE on that day. If the purchase orders are not received prior to 30 minutes after the close of business on the NYSE on that day, such orders shall be deemed received on the next business day. Dealers have the responsibility of submitting purchase orders to the Fund not later than 30 minutes after the close of business on the NYSE in order to purchase shares at that day's offering price.

	The Fund or the Distributor may suspend the continuous offering of the Fund's shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by the Fund or the Distributor. Neither the Distributor nor the dealers are permitted to withhold placing orders to benefit themselves by a price change. Certain securities dealers may charge a processing fee to confirm a sale of shares to such customers.

INITIAL SALES CHARGE MODEL -- CLASS A SHARES

	Investors shall incur an initial sales charge to purchase
Class A shares.

	The term "purchase," as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class A shares of the Fund, refers to a single purchase by an individual or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his or her or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company," as that term is defined in the Investment Company Act, but does not include purchases by any such company that has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

	The Distributor may re-allow discounts to selected dealers and retain the balance over such discounts. At times the Distributor may re-allow the entire sales charge to such dealers. Since securities dealers selling Class A shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act.

REDUCED INITIAL SALES CHARGES

	Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed to obtain such investments.

	Reinvested Dividends. No initial sales charges are imposed upon Class A shares issued as a result of the automatic reinvestment of dividends.

	Rights of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all shares of the Fund. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's securities dealer, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

	Purchase Privileges of Certain Persons. Directors of the Fund, members of the Boards of other investment companies advised by the Manager or its affiliates, employees and certain other entities directly or indirectly wholly owned and controlled by the Fund may purchase Class A shares of the Fund at net asset value. The Fund realizes economies of scale and reduction of sales-related expenses by virtue of the familiarity of these persons with the Fund. Employees and directors wishing to purchase shares of the Fund must satisfy the Fund's suitability standards.

	Class A shares may also be offered at net asset value to certain accounts over which the Manager or an affiliate exercises investment discretion.

	Purchases Through Certain Financial Advisers. Reduced sales charges may be applicable for purchases of Class A shares of the Fund through certain financial advisers that meet and adhere to certain standards.

DISTRIBUTION PLANS

	The Distribution Plan for Class A shares provides that the Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid quarterly, at the annual rate of 0.25% of the average daily net assets of the Fund attributable to shares of the relevant class in order to compensate the Distributor and selected dealers (pursuant to a sub-agreement) in connection with account maintenance activities with respect to Class A shares.

	The Fund's Distribution Plans are subject to the provisions of Rule 12b-1 under the Investment Company Act. In their consideration of each Distribution Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and the related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of non-interested Directors shall be committed to the discretion of the non- interested
Directors then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the non-interested Directors concluded that there is reasonable likelihood that each Distribution Plan will benefit the Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the non-interested Directors or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders and all material amendments are required to be approved by the vote of Directors, including a majority of the non-interested Directors who have no direct or indirect financial interest in the Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of the Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of the Distribution Plan or such report, the first two years in an easily accessible place.

	Among other things, each Distribution Plan provides that the Distributor shall provide and the Directors shall review quarterly reports of the disbursement of the account maintenance and/or distribution fees paid to the Distributor. Payments under the Distribution Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred and, accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses of the related class.
Information with respect to the distribution-related revenues and expenses is presented to the Directors for their consideration in connection with their deliberations as to the continuance of the Class A Distribution Plan. This information is presented annually as of December 31 of each year, on a "fully allocated accrual" basis and quarterly on a "direct expense and revenue/cash" basis. On the fully allocated accrual basis, revenues consist of the account maintenance fees, the distribution fees, and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, the distribution fees and the expenses consist of financial consultant compensation.

REDEMPTION OF SHARES

	Reference is made to "How to Buy, Sell, Transfer and Exchange Shares" in the Prospectus for certain information as to the redemption and purchase of Fund shares.

	The Fund is required to redeem for cash all shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. There will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption.

	The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for any period during which trading on the NYSE is restricted as determined by the Commission or during which the NYSE is closed (other than customary weekend and holiday closings), for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

	The value of shares of the Fund at the time of redemption may be more or less than the shareholder's cost, depending in part on the market value of the securities held by the Fund at such time.

REDEMPTION

	A shareholder wishing to redeem shares held with the Transfer Agent may do so without charge by tendering the shares directly to the Fund's Transfer Agent [ADS INFO]. Proper notice of redemption of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption.
Redemption requests delivered other than by mail should be delivered to [ADS INFO]. Proper notice of redemption of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by signed certificates for the shares to be redeemed. Redemption requests should not be sent to the Fund. A redemption request in either event requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear(s) on the Transfer Agent's register.

The signature(s) on the redemption request may require a guarantee by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 (the "Exchange Act"), the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. In the event a signature guarantee is required, notarized signatures are not sufficient. In general, signature guarantees are waived on redemptions of less than $50,000 as long as the following requirements are met: (i) all requests require the signature(s) of all persons in whose name(s) shares are recorded on the Transfer Agent's register; (ii) all checks must be mailed to the stencil address of record on the Transfer Agent's register and (iii) the stencil address must not have changed within 30 days. Certain rules may apply regarding certain account types such as but not limited to UGMA/UTMA accounts, Joint Tenancies With Rights of Survivorship, contra broker transactions and institutional accounts. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payments will be mailed within seven days of receipt of a proper notice of redemption.

	At various times the Fund may be requested to redeem shares for which it has not yet received good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank). The Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank) has been collected for the purchase of such Fund shares, which will usually not exceed
10 days.

REPURCHASE

	The Fund also will repurchase its shares through a shareholder's listed securities dealer. The Fund normally will accept orders to repurchase shares by wire or telephone from dealers for their customers at the net asset value next computed after the order is placed. Shares will be priced at the net asset value calculated on the day the request is received, provided that the request for repurchase is submitted to the dealer prior to the regular close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time) and such request is received by the Fund from such dealer not later than 30 minutes after the close of business on the NYSE on the same day. Dealers have the responsibility of submitting such repurchase requests to the Funds not later than 30 minutes after the close of business on the NYSE in order to obtain that day's closing price.

	The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund.
Securities firms that do not have selected dealer agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Certain securities dealers may charge a processing fee to confirm a repurchase of shares. Repurchases made directly through the Transfer Agent, on accounts held at the Transfer
Agent, are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. A shareholder whose order for repurchase is rejected by the Fund, however, may redeem shares as set forth above.

REINSTATEMENT PRIVILEGE -- CLASS A SHARES

	Shareholders of the Fund who have redeemed their Class A shares have a privilege to reinstate their accounts by purchasing Class A shares of the Fund at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. Alternatively, the reinstatement privilege may be exercised through the investor's financial consultant within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.

PRICING OF SHARES
DETERMINATION OF NET ASSET VALUE

	Reference is made to "How Shares are Priced" in the Prospectus.

	The net asset value of the shares of all classes of the Fund is determined once daily Monday through Friday as of the close of business on the NYSE on each day the NYSE is open for trading based on prices at the time of closing. The NYSE generally closes at 4:00 p.m., Eastern Standard Time. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The NYSE is not open for trading on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

	Net asset value is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares of the Fund outstanding at such time, rounded to the nearest cent. Expenses, including the fees payable to the Manager and the Distributor, are accrued daily.

	Securities that are held by the Fund, that are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors of the Fund as the primary market. Long positions in securities traded in the OTC market are valued at the last available bid price in the OTC market prior to the time of valuation. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. Short positions in securities traded in the OTC market are valued at the last available ask price in the OTC market prior to the time of valuation. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based on the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price.
Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Other investments, including financial futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

	Each investor may add to or reduce its investment on each day the NYSE is open for trading. The value of each investor's interest will be determined after the close of business on the NYSE by multiplying the net asset value of the Fund by the percentage, effective for that day, that represents that investor's share of the aggregate interests in the Fund. The close of business on the NYSE is generally 4:00 p.m., Eastern Standard Time. Any additions or withdrawals to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Fund as of the time of determination on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Fund effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Fund as of such time on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Fund by all investors in the Fund. The percentage so determined will then be applied to determine the value of the investor's interest in the Fund after the close of business of the NYSE on the next determination of net asset value of the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

TRANSACTIONS IN PORTFOLIO SECURITIES

	Subject to policies established by the Board of Directors, the Manager is primarily responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage. The Fund has no obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities, however, Manager intends on executing trades through B.B. Graham & Co., Inc. In executing transactions with brokers and dealers, the Manager seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm's risk in positioning a block of securities.
While the Manager generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest spread or commission available. In addition, consistent with the Conduct Rules of the NASD and policies established by the Board of Directors of the Fund, the Manager may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund.

	Subject to obtaining the best net results, brokers who provide supplemental investment research to the Manager may receive orders for transactions by the Fund. Such supplemental research services ordinarily consist of assessments and analyses of the business or prospects of a company, industry or economic sector.
Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under the Management Agreement, and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information. If in the judgment of the Manager the Fund will benefit from supplemental research services, the Manager is authorized to pay brokerage commissions to a broker furnishing such services that are in excess of commission that another broker may have charged for effecting the same transactions. Certain supplemental research services may primarily benefit one or more other investment companies or other accounts for which the Manager exercises investment discretion. Conversely, the Fund may be the primary beneficiary of the supplemental research services received as a result of portfolio transactions effected for such other accounts or investment companies.

	The Fund anticipates that its brokerage transactions involving securities of issuers domiciled in countries other than the United States generally will be conducted primarily on the principal stock exchanges of such countries if a company is in the S&P 500 it will trade here under what is called an ADR on a US exchange.. Brokerage commissions and other transaction costs on foreign stock exchange transactions generally are higher than in the United States, although the Fund will endeavor to achieve the best net results in effecting its portfolio transactions.
There generally is less governmental supervision and regulation of foreign stock exchanges and brokers than in the United
States.

	Under the Investment Company Act, persons affiliated with the Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission.
However, an affiliated person of the Fund may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. See "Investment Objective and Policies
-- Investment Restrictions."

	Section 11(a) of the Exchange Act generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting forth the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii).

	The Board of Directors has considered the possibility of seeking to recapture for the benefit of the Fund brokerage commissions and other expenses of possible portfolio transactions by conducting portfolio transactions through affiliated entities. For example, brokerage commissions received by affiliated brokers could be offset against the advisory fee paid by the Fund on behalf of the Portfolio to the Manager. After considering all factors deemed relevant, the Board of Directors made a determination not to seek such recapture. The Board of Directors will reconsider this matter from time to time.

	Because of different objectives or other factors, a particular security may be bought for one or more clients of the Manager or its affiliates when one or more clients of the Manager or its affiliates are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve other clients or funds for which the Manager or an affiliate act as investment adviser, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

SHAREHOLDER SERVICES

	The Fund offers a number of shareholder services described below that are designed to facilitate investment in its shares. Full details as to each such service and copies of the various plans or how to change options with respect thereto, can be obtained from the Fund, by calling the telephone number on the cover page hereof, or from the Distributor or your selected dealer. Certain of these services are available only to U.S. investors.

INVESTMENT ACCOUNT

	Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of dividends. The statements also will show any other activity in the account since the preceding statement. Shareholders also will receive separate confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of dividends. A shareholder with an account held at the Transfer Agent may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent. The Fund does not issue share certificates.

	Shareholders considering transferring their Class A shares from a selected dealer to another brokerage firm or financial institution should be aware that, if the firm to which the Class
A shares are to be transferred will not take delivery of shares of a Fund, a shareholder either must redeem the Class A shares so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class A shares.

	Certain shareholder services may not be available for the transferred shares. After the transfer, the shareholder may purchase additional shares of funds owned before the transfer, and all future trading of these assets must be coordinated by the new firm.

	Shareholders considering transferring a tax-deferred retirement account such as an individual retirement account, from a selected dealer to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at a selected dealer for those shares.

AUTOMATIC INVESTMENT PLANS

	A shareholder may make additions to an Investment Account at any time by purchasing Class A shares at the applicable public offering price. These purchases may be made either through the shareholder's securities dealer or by mail directly to the Transfer Agent, acting as agent for such securities dealer. The current minimum for such additional investments is $100. This minimum may be waived or revised under certain circumstances that create a automatic deposit to the fund.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

	Shareholders may, at any time, by written notification to their selected dealer if their account is maintained with a selected dealer, or by written notification or by telephone [ADS info] to the Transfer Agent, if their account is maintained with the Transfer Agent, elect to have subsequent dividends of ordinary income and/or capital gains paid in cash, rather than reinvested in shares of the Fund (provided that, in the event that a payment on an account maintained at the Transfer Agent would amount to $10.00 or less, a shareholder will not receive such payment in cash and such payment will automatically be reinvested in additional share). Commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected. The Fund is not responsible for any failure of delivery to the shareholder's address of record and no interest will accrue on amounts represented by uncashed dividend checks. Cash payments can also be directly deposited to the shareholder's bank account.

SYSTEMATIC WITHDRAWAL PLANS

	A shareholder may elect to receive systematic withdrawals from his or her Investment Account by check or through automatic payment by direct deposit to his or her bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders who have acquired shares of the Fund having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with shares having a value of $10,000 or more. [Must Be Verified with ADS]

	At the time of each withdrawal payment, sufficient shares are redeemed from the shares on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder.
The shareholder may specify the dollar amount and class of shares to be redeemed. Redemptions will be made at net asset value as determined after the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the net asset value determined at the close of business on the following business day. The check for the withdrawal payment will be mailed, or the direct deposit for withdrawal payment will be made on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends and distributions on all shares in the Investment Account are reinvested automatically in Fund shares. A shareholder's systematic withdrawal plan may be terminated at any time, without a charge or penalty, by the shareholder, the Fund, the Transfer Agent or the Distributor.

	Withdrawal payments should not be considered as dividends. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be reduced correspondingly. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for shares of the Fund from investors who maintain a systematic withdrawal plan unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals. [Must Be Verified with ADS]

DIVIDENDS AND TAXES

DIVIDENDS

	The Fund intends to distribute substantially all of its net investment income, if any. Dividends from such net investment income will be paid at least annually. All net realized capital gains, if any, will be distributed to the Fund's shareholders at least annually. From time to time, the Fund may declare a special distribution at or about the end of the calendar year in order to comply with Federal tax requirements that certain percentages of its ordinary income and capital gains be distributed during the year. If in any fiscal year, the Fund has net income from certain foreign currency transactions, such income will be distributed at least annually. See "Shareholder Services -- Automatic Dividend Reinvestment Plan" for information concerning the manner in which dividends may be reinvested automatically in shares of the Fund. A shareholder whose account is maintained at the Transfer Agent or whose account is maintained through his or her selected dealer may elect in writing to receive any such dividends in cash.
Dividends are taxable to shareholders, as discussed below, whether they are reinvested in shares of the Fund or received in cash. See "Pricing of Shares -- Determination of Net Asset
Value."

TAXES

	The Fund intends to elect and to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). As long as the Fund so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains that it distributes to Class A shareholders (together, the "shareholders"). The Fund intends to distribute substantially all of such income.

	The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general on a October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

	Dividends paid by the Fund from its ordinary income or from an excess of net short term capital gains over net long term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long term capital gains over net short term capital losses (including gains or losses from certain transactions in warrants, futures and options) ("capital gain dividends") are taxable to shareholders as long term capital gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long term capital loss to the extent of any capital gain dividends received by the shareholder.
Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Certain categories of capital gains are taxable at different rates. Generally not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amount of any capital gain dividends as well as any amount of capital gain dividends in the different categories of capital gain referred to above.

	Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. A portion of the Fund's ordinary income dividends may be eligible for the dividends received deduction allowed to corporations under the Code, if certain requirements are met. For this purpose, the Fund will allocate dividends eligible for the dividends received deduction in the Class A shareholders that is based on the gross income allocable to Class A shareholders during the taxable year, or such other method as the Internal Revenue Service may prescribe. If the Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

	If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid on the exchanged shares reduces any sales charge the shareholder would have owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

	A loss realized on a sale or exchange of shares of the Fund will be disallowed if such shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

	Ordinary income dividends paid to shareholders who are non-resident aliens or foreign entities will be subject to a 30%
U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

	Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

	Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

TAX TREATMENT OF OPTIONS, FUTURES AND FORWARD FOREIGN EXCHANGE
TRANSACTIONS

	The Fund may write, purchase or sell options, futures and forward foreign exchange contracts. Options and futures contracts that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, i.e., each such option or futures contract will be treated as sold for its fair market value on the last day of the taxable year. Unless such contract is a forward foreign exchange contract, or is a non-equity option or a regulated futures contract for a non-U.S. currency for which the Fund elects to have gain or loss treated as ordinary gain or loss under Code
Section 988 (as described below), gain or loss from Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by the Fund may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest or currency exchange rates with respect to its investments.

	A forward foreign exchange contract that is a Section 1256 contract will be marked to market, as described above. However, the character of gain or loss from such a contract will generally be ordinary under Code Section 988. In certain instances, the Fund may, nonetheless, elect to treat the gain or loss from certain forward foreign exchange contracts as capital. In this case, gain or loss realized in connection with a forward foreign exchange contract that is a Section 1256 contract will be characterized as 60% long-term and 40% short-term capital gain or loss.

	Code Section 1092, which applies to certain "straddles," may affect the taxation of the Fund's sales of securities and transactions in options, futures and forward foreign exchange contracts. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in options, futures and forward foreign exchange contracts.

PERFORMANCE DATA

	From time to time the Fund may include its average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return is based on the Fund's historical performance and is not intended to indicate future performance.

	Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A shares. Dividends paid by the Fund with respect to all shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that account maintenance and the distribution charges and any incremental transfer agency cost relating to each class of shares will be borne exclusively by that class. The Fund will include performance data for all classes of shares of the Fund in any advertisement or information including performance data of the Fund.

	Yield quotations will be computed based on a 30-day period by dividing (a) the net income based on the yield of each security earned during the period by (b) the average daily number of shares outstanding during the period that were entitled to receive dividends multiplied by the maximum offering price per share on the last day of the period. Tax equivalent yield quotations will be computed by dividing (a) the part of the Fund's yield that is tax-exempt by (b) one minus a stated tax rate and (c) adding the result to that part, if any, of the Fund's yield that is not tax-exempt.

	The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and a dollar amount based on a hypothetical
$1,000 investment, for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time. The Fund's total return may be expressed either as a percentage or as a dollar amount in order to illustrate such total return on a hypothetical $1,000 investment in the Fund at the beginning of each specified period.

	In order to reflect the reduced sales charges in the case of Class A shares applicable to certain investors, as described under "Purchase of Shares" and "Redemption of Shares," respectively, the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge and therefore may reflect greater total return since, due to the reduced sales charges or the waiver of sales charges, a lower amount of expenses is deducted.

	On occasion, the Fund may compare its performance to various indices, including the Standard & Poor's 500 Index, the Value
Line Composite Index, the Dow Jones Industrial Average, or to other published indices, or to data contained in publications published by Lipper Analytical Services, Inc., Morningstar Publications, Inc. ("Morningstar"), or to data contained in publications such as Money Magazine, U.S. News & World Report, Business Week, Forbes Magazine, Fortune Magazine and CDA
Investment Technology, Inc. When comparing its performance to a market index, the Fund may refer to various statistical measures derived from the historic performance of the Fund and the index, such as standard deviation and beta. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period. From time to time the Fund may include the Fund's Morningstar risk-adjusted performance ratings assigned by Morningstar in advertising or supplemental sales literature.
From time to time the Fund may quote in advertisements or other materials other applicable measures of performance and may also make reference to awards that may be given to the Manager.

	The Fund's total return will vary depending on market conditions, the securities held by the Fund, the value of the options, the Fund's operating expenses, the Fund's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

GENERAL INFORMATION

DESCRIPTION OF SHARES

	The Fund was incorporated under Maryland law on January 21, 2000. It has an authorized capital of 400,000,000 shares of Common Stock, par value $0.10 per share.

	Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held in the election of Directors (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders, except that shareholders of the class bearing distribution expenses as provided above shall have exclusive voting rights with respect to matters relating to such distribution expenditures (except that Class B shareholders may vote upon any material changes to expenses charged under the Class A Distribution Plan). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors of the Fund, in which event the holders of the remaining shares would be unable to elect any person as a Director.

	There normally will be no meeting of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by the shareholders, at which time the Directors then in office will call a shareholders' meeting for the election of Directors. Shareholders may, in accordance with the terms of the Articles of Incorporation, cause a meeting of shareholders to be held for the purpose of voting on the removal of Directors.
Also, the Fund will be required to call a special meeting of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements, of a material increase in account maintenance fees or of a change in fundamental policies, objectives or restrictions. Except as set forth above, the Directors shall continue to hold office and appoint successor Directors. Each issued and outstanding share is entitled to participate equally in dividends and distributions declared and in net assets upon liquidation or dissolution remaining after satisfaction of outstanding liabilities, except for any expenses which may be attributable to only one Class. Shares issued are fully-paid and non-assessable by the Fund. Voting rights for Directors are not cumulative.

	The Manager provided the initial capital for the Fund by purchasing the common stock of the Fund. Such shares were acquired for investment and can only be disposed of by redemption. As of the date of this Statement of Additional Information, the Manager Bruce Edwin Graham will own 100% of the outstanding common stock of the Fund. The Manager may be deemed to control the Fund until such time as it owns less than 25% of the outstanding shares of the Fund.

COMPUTATION OF OFFERING PRICE PER SHARE

	An illustration of the computation of the offering price for Class A shares of the Fund based on the hypothetical value of the Fund's net assets and number of shares outstanding on the date of this Statement of Additional Information is as follows:



	CLASS A

	------
Net Assets..........................................
	$25,000

	=======
Number of Shares Outstanding...............    		2,500

	=======
Net Asset Value Per Share(net assets divided by
  number of shares outstanding...................... 	$10.00
Sales Charge (for Class A Shares:
  4.75% of Offering Price )*.............................
	.475

	-----------
Offering Price......................................
	$10.475

	=======


* Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.

INDEPENDENT AUDITORS

[PRESENTLY UNKNOWN] has been selected as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

CUSTODIAN

	[PRESENTLY UNKNOWN] (the "Custodian") acts as the custodian of the Fund's assets. Under its contracts with the Fund, the Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Fund to be held in its offices outside the United States and with certain foreign banks and securities depositories. The
Custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments.

TRANSFER AGENT

	[PRESENTLY UNKNOWN] acts as the Fund's Transfer Agent pursuant to a transfer agency, dividend disbursing agency and shareholder servicing agency agreement (the "Transfer Agency Agreement").
The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts.

LEGAL COUNSEL

	Gerald Wolfe, Esq., Law In Progress, APC, 2102 Business Center Drive, Irvine CA 92612, is counsel for the Fund.

REPORTS TO SHAREHOLDERS

	The fiscal year of the Fund ends on December 30 of each year. The Fund sends to its shareholders at least semi-annually reports showing information related to the Fund and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year, shareholders will receive
Federal income tax information regarding dividends and capital gains distributions.

SHAREHOLDER INQUIRIES

	Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Statement of Additional Information.

ADDITIONAL INFORMATION

	The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration
Statement and the exhibits relating thereto, which the Fund has filed with the Commission, Washington, D.C., under the Securities Act and the Investment Company Act, to which reference is hereby made.

	As of the date of this Statement of Additional Information, the Manager, Bruce Edwin Graham owns 100% of the outstanding common stock of the Fund. General Counsel, The Manager may be deemed to control the Fund until such time as it owns less than 25% of the outstanding shares of the Fund.

INDEPENDENT AUDITORS' REPORT

There currently exists no accompanying statement of assets and liabilities of Graham & Co. Funds, Inc. as of August 29, 2000.




ITEM 1.  INDEMNIFICATION.

	Reference is made to Article VI of the Registrant's Articles of Incorporation, Article VI of the Registrant's By-Laws, and
Section 2-418 of the Maryland General Corporation Law.

	Insofar as the conditional advancing of indemnification moneys for actions based on the Investment Company Act of 1940, as amended (the "1940 Act") may be concerned, Article VI of the Registrant's By-Laws provides that such payments will be made only on the following conditions: (i) advances may be made only on receipt of a written affirmation of such person's good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to repay any such advance if it is ultimately determined that the standard of conduct has not been met; and (ii) (a) such promise must be secured by a security for the undertaking in form and amount acceptable to the Registrant, (b) the Registrant is insured against losses arising by receipt by the advance, or (c) a majority of a quorum of the Registrant's disinterested non-party Directors, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that at the time the advance is proposed to be made, there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

	Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.


ITEM 2. LOCATION OF ACCOUNTS AND RECORDS.

	All accounts, books and other documents required to be maintained by section 31(a) of the 1940 Act and the rules thereunder are maintained at the offices of the Registrant (1700
West Katella Avenue, 2nd Floor, Orange CA 92867), and its transfer agent, ADS(address).


ITEM 3. MANAGEMENT SERVICES.

	Other than as set forth under the caption "Management of the Fund - Management and Advisory Arrangements" in the
Statement of Additional Information constituting Part B of the
Registration Statement, The Registrant is not a party to any management-related service contact.


ITEM 4. UNDERTAKINGS.

	Not applicable.

SIGNATURES


	Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Orange County, and State of California, on the 29th day of August, 2000.


	GRAHAM & CO. FUNDS, INC.
	(Registrant)

	By:	__________________

	(Bruce Graham, President)

	GRAHAM & CO. FUNDS, INC.
	(Registrant)

	By:	__________________

	(Gerald Wolfe, Esq. Counsel and
Director)

	Each person whose signature appears below hereby authorizes Gerald Wolfe, as attorney-in-fact, to sign on his or her behalf, individually and in each capacity stated below, any amendment to this Registration Statement (including post-effective amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

	Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



                        SIGNATURES
TITLE              DATE
                        ----------
	-----                 	 ----

                      						President
	AUGUST 29, 2000
-----------------------------------------------------------
and Director
                       (Bruce Graham)

                  					             General
	AUGUST 29,  2000
-----------------------------------------------------------
Counsel
                  (Gerald Wolfe, Esq.	)
and

	 Director



INDEX TO EXHIBITS



EXHIBIT
NUMBER
-------
  1      --   Articles of Incorporation, dated December 28,
1999.
  2      --   By-Laws of the Registrant.